Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    October 31, 2016

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

☒		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	12/2/2016	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    October 1, 2016 to October 31, 2016

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$6,034,765.76	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	854,777.74		9,298,044.12
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$854,777.74		$9,298,044.12

3.	Cash Disbursements
	Operations	783,290,62		12,975,224.01
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	0		0
	Professional fees paid from retainer (e.g. COLTAF accts)	0		254,321.60
	Other	0		0

	Total Cash Disbursements	$783,290,62		$13,229,545.61

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	71,487.12		(3,931,501.49)

5.	Ending Cash Balance (to Form 2-C)	$6,106,252.88	(2)	$6,106,252.88	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	ANB Bank – 2000004201	5,915,966.63

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	None	0.00

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	190,286.25

TOTAL (must agree with Ending Cash Balance above)		$6,106,252.88	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    October 1,  2016 to October 31,  2016

CASH RECEIPTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
10/03/2016	SM Energy	Revenue - non-operated properties	$3,701.33
10/03/2016	SM Energy	Revenue - non-operated properties	884.14
10/03/2016	Continental Resources, Inc.	Revenue - non-operated properties	1,877.50
10/03/2016	Chinn Family LTD Partnership	Joint interest billing reimbursement	10.00
10/03/2016	HHE - AS - 2005	Joint interest billing reimbursement	4.53
10/03/2016	Jackal Oil Company	Joint interest billing reimbursement	2.26
10/03/2016	Peak Powder River Resoures LLC	Revenue - non-operated properties	234.61
10/04/2016	Chevron U.S.A. Inc.	Revenue - non-operated properties	1,074.69
10/04/2016	Kerr-McGee Oil & Gas	Revenue - non-operated properties	1,164.97
10/04/2016	Barbee Exploration Inc	Revenue - non-operated properties	15.00
10/04/2016	BreitBurn Operating LP	Revenue - non-operated properties	4,190.09
10/07/2016	Oasis Petroleum North America	Revenue - non-operated properties	1,092.62
10/07/2016	Statoil Oil & Gas LP	Revenue - non-operated properties	4,271.37
10/07/2016	Genesis Crude Oil, L.P.	Revenue - non-operated properties	15.93
10/11/2016	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	28.29
10/11/2016	Providence Energy Corp.	Joint interest billing reimbursement	2.19
10/11/2016	Bank of North Dakota	Interest	11.10
10/11/2016	Carbon Creek Energy, LLC	Revenue - non-operated properties	699.40
10/12/2016	Keith L. Mohl & Marlene Mohl,	Joint interest billing reimbursement	71.10
10/12/2016	BreitBurn Operating LP	Revenue - non-operated properties	152.60
10/14/2016	D. L. Carpenter	Payment of royalties/overrides - VOID	79.88
10/24/2016	Warren Resources, Inc.	Joint interest billing reimbursement	53,776.17
10/24/2016	Warren Resources, Inc.	Joint interest billing reimbursement	53,549.18
10/24/2016	John Lockridge	Joint interest billing reimbursement	2,070.80
10/24/2016	Freeport-McMoRan Oil & Gas LLC	Joint interest billing reimbursement	59.71
10/24/2016	Cajun-Ivy Investments	Joint interest billing reimbursement	8.65
10/24/2016	PetroHill Resources, LLC	Joint interest billing reimbursement	7.36
10/24/2016	Thunder Oil and Gas	Joint interest billing reimbursement	1.71
10/24/2016	EOG Resources, Inc.	Revenue - non-operated properties	69.89
10/24/2016	Shell Trading	Revenue - non-operated properties	18,614.67
10/24/2016	AETHON ENERGY OPERATING LLC	Revenue - non-operated properties	750.09
10/31/2016	Bissell Oil Company	Joint interest billing reimbursement	24.74
10/31/2016	Freeport-McMoRan Oil & Gas LLC	Joint interest billing reimbursement	63.85
10/31/2016	Cimarex Energy Co.	Revenue - non-operated properties	148.38
10/31/2016	Black Bear Oil Corp.	Revenue - non-operated properties	3.60
10/31/2016	ROCKY MOUNTAIN CRUDE OIL LLC	Revenue - non-operated properties	153.28
10/31/2016	Summit Energy LLC	Revenue - operated and non-operated properties	705,892.06

		Total Cash Receipts	$854,777.74	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    October 1,  2016 to October 31,  2016

CASH DISBURSEMENTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
10/6/2016	45979	C&B Sand & Gravel	Field operating expenses	$478.25
10/6/2016	45980	Cassidy Mikesell, D.B.A	Field operating expenses	990.00
10/6/2016	45981	Complete Energy Services, Inc.	Field operating expenses	3,806.11
10/6/2016	45982	Homax Oil Sales Inc.	Field operating expenses	877.49
10/6/2016	45983	KLX Energy Services LLC	Field operating expenses	1,627.10
10/6/2016	45984	Konica Minolta	General and administrative expenses	616.31
10/6/2016	45985	Neofirma, Inc.	General and administrative expenses	50.00
10/6/2016	45986	RapidScale, Inc.	General and administrative expenses	250.00
10/6/2016	45987	Rocky Mountain Power	Field operating expenses	123,431.68
10/6/2016	45988	Rocky Mountain Power	Field operating expenses	144.05
10/6/2016	45989	Rocky Mountain Power	Field operating expenses	283.50
10/6/2016	45990	Shelco	Joint interest billing payment	1,888.70
10/6/2016	45991	Sky Blue Enterprises, Inc.	Field operating expenses	1,750.41
10/6/2016	45992	Union Telephone Company	Field operating expenses	817.16
10/14/2016	45993	Alsco	Field operating expenses	533.95
10/14/2016	45994	Best Western CottonTree	General and administrative expenses	777.54
10/14/2016	45995	Davis Construction	Field operating expenses	1,210.00
10/14/2016	45996	Homax Oil Sales Inc.	Field operating expenses	2,996.45
10/14/2016	45997	LaRoche Petroleum	Field operating expenses	810.00
10/14/2016	45998	Norco, Inc	Field operating expenses	159.22
10/14/2016	45999	Office of State Lands & Invest	Payment of royalties/overrides	5,240.72
10/14/2016	46000	Oil & Gas Conservation Comm.	Payment of taxes	326.25
10/14/2016	46001	Onsager | Guyerson	Legal fees - Debtor	32,059.94
10/14/2016	46002	Patrick R. Sheehan	Field operating expenses	700.00
10/14/2016	46003	REDDOG Systems Inc.	General and administrative expenses	1,340.00
10/14/2016	46004	Rawlins Automotive, Inc.	Field operating expenses	56.34
10/14/2016	46005	Rocky Mountain Power	Field operating expenses	296.45
10/14/2016	46006	Rocky Mountain Power	Field operating expenses	145.86
10/14/2016	46007	Support.com, Inc.	General and administrative expenses	246.76
10/14/2016	46008	Tracy A Jansen	General and administrative expenses	62.42
10/14/2016	46009	US Mule	Field operating expenses	495.31
10/14/2016	46010	United Site Services of NV,Inc	Field operating expenses	865.17
10/14/2016	46011	United Supply of the Rockies	Field operating expenses	413.40
10/14/2016	46012	Winchester Well Service, Inc.	Field operating expenses	20,927.14
10/14/2016	46013	Hein & Associates	Professional fees - Debtor	13,875.00
10/18/2016	46015	Anne Wilcoxson	Payment of royalties/overrides	95.64
10/18/2016	46016	Belinda R. Ervin	Payment of royalties/overrides	47.81
10/18/2016	46017	Charlene A. Carpenter	Payment of royalties/overrides	81.61
10/18/2016	46018	Corinthian Believer Fellowship	Payment of royalties/overrides	382.53
10/18/2016	46019	D. L. Carpenter	Payment of royalties/overrides - VOID	0

10/18/2016	46020	Janice Bacon Walker	Payment of royalties/overrides	95.64
10/18/2016	46021	Kfrt	Payment of royalties/overrides	33.99
10/18/2016	46022	Lubnau, LLC	Payment of royalties/overrides	80.33
10/18/2016	46023	M. G. Cook	Payment of royalties/overrides	40.16
10/18/2016	46024	Mullinnix LLC	Payment of royalties/overrides	348.51
10/18/2016	46025	Paula Kay Herzog	Payment of royalties/overrides	47.81
10/18/2016	46026	Wesley R. Clark	Payment of royalties/overrides	95.64
10/18/2016	46027	William C. Eiland	Payment of royalties/overrides	191.25
10/21/2016	46028	All American Records	General and administrative expenses	165.92
10/21/2016	46029	Alsco	Field operating expenses	554.58
10/21/2016	46030	Anadarko E&P Onshore LLC	Joint interest billing payment	2,735.96
10/21/2016	46031	Best Western CottonTree	General and administrative expenses	237.58
10/21/2016	46032	BreitBurn Operating LP	Joint interest billing payment	3,780.49
10/21/2016	46033	C&G Roustabout Services, LLC	Field operating expenses	1,741.28
10/21/2016	46034	CSI Compressco Inc.	Field operating expenses	17,111.71
10/21/2016	46035	Cassidy Mikesell, D.B.A	Field operating expenses	330.00
10/21/2016	46036	Chaco Energy Co.	Joint interest billing payment	27.63
10/21/2016	46037	Chevron USA, Inc.	Joint interest billing payment	752.01
10/21/2016	46038	Complete Energy Services, Inc.	Field operating expenses	2,407.70
10/21/2016	46039	Compuforms Data Products	General and administrative expenses	234.25
10/21/2016	46040	Computershare Trust Co, Inc.	General and administrative expenses	826.68
10/21/2016	46041	Culligan, Inc.	General and administrative expenses	29.00
10/21/2016	46042	DNOW03	Field operating expenses	17,285.68
10/21/2016	46043	Davis Construction	Field operating expenses	525.50
10/21/2016	46044	Davis Family Inc.	Field operating expenses	518.83
10/21/2016	46045	Dubois Telephone Exchange	Field operating expenses	256.75
10/21/2016	46046	EON Office	General and administrative expenses	273.95
10/21/2016	46047	GMT Exploration Comp. LLC	Joint interest billing payment	3,102.28
10/21/2016	46048	GTT Communications, Inc	General and administrative expenses	784.10
10/21/2016	46049	KLX Energy Services LLC	Field operating expenses	771.16
10/21/2016	46050	MJK Sales & Feed, Inc.	Field operating expenses	2,862.50
10/21/2016	46051	Manager of Finance	General and administrative expenses	12.00
10/21/2016	46052	PDS Energy Information Inc.	General and administrative expenses	253.36
10/21/2016	46053	PRE Resources Rockies, L.P.	Joint interest billing payment	260.39
10/21/2016	46054	SM Energy	Joint interest billing payment	3,530.43
10/21/2016	46055	Skyline Motors Inc.	Field operating expenses	978.92
10/21/2016	46056	Support.com, Inc.	General and administrative expenses	2,193.00
10/21/2016	46057	The Copy Shop Computer Corner	General and administrative expenses	300.00
10/21/2016	46058	U. S. Trustee	Bankrputcy fees	6,500.00
10/21/2016	46059	United Site Services of NV,Inc	Field operating expenses	889.00
10/21/2016	46060	United Supply of the Rockies	Field operating expenses	66.00
10/21/2016	46061	Verizon Wireless	Field operating expenses	75.52
10/21/2016	46062	Weatherford Art. Lift Systems	Field operating expenses	5,256.37
10/21/2016	46063	Winchester Well Service, Inc.	Field operating expenses	9,415.46
10/21/2016	46064	Zavanna, LLC	Joint interest billing payment	792.42
10/27/2016	46065	Alsco	Field operating expenses	831.87
10/27/2016	46066	Atlas Automation	Field operating expenses	1,637.50
10/27/2016	46067	Continental Industries	Field operating expenses	13,992.00

10/27/2016	46068	Davis Construction	Field operating expenses	1,516.88
10/27/2016	46069	Homax Oil Sales Inc.	Field operating expenses	1,634.18
10/27/2016	46070	Neofirma, Inc.	General and administrative expenses	1,801.00
10/27/2016	46071	Rebecca Deck	General and administrative expenses	81.54
10/27/2016	46072	Ron's Contract Pumping Serv.	Field operating expenses	603.00
10/27/2016	46073	Rosemont WTC Denver	General and administrative expenses	7,500.00
10/27/2016	46074	Schneider Electric USA, Inc.	Field operating expenses	8,193.31
10/27/2016	46075	Summit Scientific	Field operating expenses	150.00
10/27/2016	46076	Tin Boy Garage, LLC	Field operating expenses	1,417.92
10/27/2016	46077	Western Energy Alliance	General and administrative expenses	2,000.00
10/27/2016	46078	Winchester Well Service, Inc.	Field operating expenses	11,013.01
10/27/2016	46079	Warren Resources, Inc.	Joint interest billing payment	126,616.54
10/12/2016	debit card	CED Inc.	Field operating expenses	424.72
10/11/2016	debit card	Don's Directory	General and administrative expenses	102.11
10/5/2016	debit card	Avis Car Rental	General and administrative expenses	199.93
10/3/2016	debit card	Start Meeting	General and administrative expenses	26.90
10/3/2016	debit card	Microsoft	General and administrative expenses	147.11
10/4/2016	debit card	SP Plus Corporation	General and administrative expenses	855.00
10/16/2016	debit card	DNOW L.P.	Field operating expenses	4,218.16
10/31/2016	debit card	DNOW L.P.	Field operating expenses	4,322.76
10/25/2016	debit card	VXB	Field operating expenses	35.26
10/27/2016	debit card	CED Inc.	Field operating expenses	241.09
10/22/2016	debit card	UPS	General and administrative expenses	86.42
10/17/2016	debit card	Amazon	Field operating expenses	24.50
10/15/2016	debit card	UPS	General and administrative expenses	34.33
10/17/2016	debit card	Sump Pumps Direct	Field operating expenses	134.99
10/14/2016	debit card	Echometer Company	Field operating expenses	168.00
10/31/2016	debit card	Start Meeting	General and administrative expenses	19.95
10/31/2016	debit card	Comcast	General and administrative expenses	301.00
10/1/2016	debit card	Towne Park	General and administrative expenses	922.99
10/12/2016	debit card	CED Inc.	Field operating expenses	109.05
10/22/2016	debit card	UPS	General and administrative expenses	2.25
10/15/2016	debit card	UPS	General and administrative expenses	8.42
9/29/2016	wire	DNOW L.P.	Field operating expenses	4,443.49
10/5/2016	wire	Office of Natural Resources	Payment of royalties/overrides	614.00
10/5/2016	wire	Office of Natural Resources	Payment of royalties/overrides	3,132.50
10/7/2016	wire	Discovery	Company Payroll - 10/7	74,999.31
10/14/2016	wire	Discovery	Company Payroll - 10/14	3,356.70
10/21/2016	wire	Discovery	Company Payroll - 10/21	74,603.67
10/24/2016	wire	Wyoming Depart of Revenue	Payment of taxes	39,156.90
10/31/2016	wire	Office of Natural Resources	Payment of royalties/overrides	81,682.35

			Total Cash Disbursements	$783,290.62	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    October 31,  2016

ASSETS		Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$6,106,253	$10,037,754
Accounts Receivable (from Form 2-E)		1,235,042	1,843,543
Receivable from Officers, Employees, Affiliates		(344,298)	408,716
Inventory		2,094,216	1,995,798
Other Current Assets :(List)	Cash held in escrow	283,218	303,393
	Prepaid expenses and deposits	242,731	709,197
	Hedge-related current assets	-	203,570
Total Current Assets		$9,617,162	$15,501,971

Fixed Assets (at cost):
Land		$1,169,013	$1,169,011
Building		-	-
Equipment, Furniture and Fixtures		166,386,315	166,099,098
Total Fixed Assets		167,555,328	167,268,109
Less: Accumulated Depreciation		(114,962,199)	(107,050,551)
Net Fixed Assets		$52,593,129	$60,217,558

Other Assets (List):	Investment in Eastern Washakie	5,272,518	5,272,518
	Other assets	204,484	104,484
TOTAL ASSETS		$67,687,293	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$1,363,395	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)		415,953	-
Post-petition Taxes Payable (from Form 2-E)		525,702	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):	Accrued revenue payable	278,106	-
	Other accrued liabilities and expenses	561,543	-
Total Post Petition Liabilities		3,144,699	$2,548

Pre Petition Liabilities:
Secured Debt		40,995,371	42,874,598
Priority Debt		111,279	178,428
Unsecured Debt		10,676,528	11,429,928
Total Pre Petition Liabilities		51,783,178	54,482,954

TOTAL LIABILITIES		$54,927,877	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity		$82,996,569	$82,996,569
Retained Earnings – Prepetition		(56,390,659)	(56,385,540)
Retained Earnings - Post-petition		(13,846,494)	-
TOTAL OWNERS' EQUITY		$12,759,416	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY		$67,687,293	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    October 1,  2016 to October 31,  2016

	Current Month	Accumulated Total (1)

Gross Operating Revenue	$747,941	$8,050,119
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$747,941	$8,050,119

Cost of Goods Sold	1,053,728	9,240,555

Gross Profit	$(305,787)	$(1,190,436)

Operating Expenses:
Officer Compensation	$0	$549,204
Selling, General and Administrative	91,484	1,369,667
Rents and Leases	7,500	120,163
Depreciation, Depletion and Amortization	678,872	7,911,649
Other (list):	0	0
	0	0

Total Operating Expenses	$777,856	$9,950,683

Operating Income (Loss)	$(1,083,643)	$(11,141,119)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	(217,122)
Interest Income	48	3,690
Interest Expense	(40,715)	(868,192)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(40,667)	$(1.081,624)

Reorganization Expenses
Legal and Professional Fees	$77,653	$1,585,990
Other Reorganization Expense	6,500	37,761

Total Reorganization Expenses	$84,153	$1,623,751

Net Income (Loss) Before Income Taxes	$(1,208,463)	$(13,846,494)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(1,208,463)	$(13,846,494)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    October 1,  2016 to October 31,  2016

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$ -	16,090	(16,090)	$ -
Employee FICA taxes withheld	$ -	6,295	(6,295)	$ -
Employer FICA taxes	$ -	6,479	(6,479)	$ -
Unemployment taxes	$ -			$ -
Other:____________________	$ -			$ -
State
Sales, use & excise taxes	$ -			$ -
Unemployment taxes	$ -			$ -
Other:_state income tax withheld	$ -	2,528	(2,528)	$ -
Local
Personal property taxes	$ 400,563	38,800		$ 439,363
Real property taxes	$ -			$ -
Other:_Severance, Conservation and Occupational Taxes	$ 87,921	37,980	(39,561)	$ 86,339
			Total unpaid post-petition taxes	$ 525,702
(1) For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2017	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	11/19/2016	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2017	11/1/2016
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2017	11/1/2016
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2017	11/1/2016
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	EXPIRED
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    October 1,  2016 to October 31,  2016

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables				42,316	42,316
Post-petition receivables	1,117,736	441	1,132	73,417	1,192,726
Total	1,117,736	441	1,132	115,733	1,235,042

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	285,211	312,746	36,527	728,911	1,363,395
Other Payables
Total	285,211	312,746	36,527	728,911	1,363,395

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel		$ 5,153	($32,060)		$ 88,234
Counsel for Unsecured
Creditors' Committee		$ 2,500			$ 67,665
Trustee's Counsel
Accountant			($13,875)		$ 4,625
Creditor Counsel	$ 190,286	$ 35,000			$ 130,000
Creditor Advisors		$ 35,000			$ 96,226
Other:		$ 128			$ 29,203
Total	$ 190,286	$ 77,781	($45,935)		$ 415,953
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Gary Grinsfelder	Chief Operating Officer		Compensation - 10/7, 10/21		15,384
Adam Fenster	Chief Financial Officer		Compensation - 10/7, 10/21		15,384

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           October 31,  2016

			Cash		Quarterly		Date
Month	Year		Disbursements **		Fee Due	Check No.	Paid

January	2016	$	$ 1,537,156
February	2016		$ 933,669
March	2016		$ 1,103,173

TOTAL 1st Quarter		$	$ 3,573,997		$10,400	45336	April 22, 2016

April	2016	$	$ 784,908
May	2016		$ 1,126,798
June	2016		$ 1,040,299

TOTAL 2nd Quarter		$	$ 2,952,005		$9,750	45707	July 21, 2016

July	2016	$	$ 614,602
August	2016		$ 931,191
September	2016		$ 1,006,237
					$6,500	46058	October 21, 2016
TOTAL 3rd Quarter		$	$ 2,552,030		$3,250	46153	November 16, 2016

October		$	$ 783,291
November			$ 0
December			$ 0

TOTAL 4th Quarter		$	$ 783,291	$

FEE SCHEDULE (as of OCTOBER 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee			Quarterly Disbursements		Fee
$0 to $14,999.....................		$ 325			$1,000,000 to $1,999,999....................		$ 6,500
$15,000 to $74,999.............		$ 650			$2,000,000 to $2,999,999...................		$ 9,750
$75,000 to $149,999.............		$ 975			$3,000,000 to $4,999,999.....................		$ 10,400
$150,000 to $224,999.........		$ 1,625			$5,000,000 to $14,999,999 …….		$ 13,000
$225,000 to $299,999..........		$ 1,950			$15,000,000 to $29,999,999….		$ 20,000
$300,000 to $999,999.........................		$ 4,875			$30,000,000 or more		$ 30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    October 31,  2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the period from October 1st through October 31st, the Debtor recorded an accrual for one additional month’s operating expenses (joint interest billings) for certain natural gas properties (for September 2016), which totaled approximately $253,000.  There were no other material unusual or non-recurring accounting transaction recorded in the accompanying financial statements.

The Debtor continues discussions with the secured lenders about their desired plans to move forward, which may include reorganizing in a manner similar to the Plan previously submitted, but with a parallel process for possible sale of the Debtor’s assets. Once agreement has been reached regarding such plans, the Debtor will file a new Plan based on the one already submitted. In the interim, the Debtor continues to operate normally.

On October 26, 2016, the Official Committee of Unsecured Creditors (the “Committee”) filed a motion to have a trustee appointed in the Debtor’s bankruptcy case based on the Committee’s perception that no progress was being made in the case.

Significant events after the close of the reporting period:

On November 16, 2016, the Debtor filed its objection to the Committee’s motion, for among other reasons, due to lack of cause necessary to have a trustee appointed. The Committee has not moved to set a hearing on the motion.

On November 11, 2016, Warren Resources, Inc., and certain of its affiliates (collectively, “Warren”), the operator of certain of the Debtor’s natural gas property interests, filed a motion for relief from automatic stay relating to a gas transportation agreement (the “GTA”) with the Debtor. Warren is seeking to exercise its rights under the GTA, including termination of the agreement. Concurrently, Warren filed a companion motion for allowance of an administrative expense for the amounts it claims it is owed under the GTA. On December 1, 2016, the Debtor filed its objections to both of Warren’s motions, for among other reasons, that the Debtor is still in the process of determining what is in its (and its creditors) best interests as it relates to whether the GTA should be assumed, rejected or terminated. The Debtor also contests the amounts claimed by Warren.

Rev. 1/15/14